Finisar Corporation Reports First Quarter Results Ended July 31, 2005

Revenues Set Another All-Time Record

SUNNYVALE, CA -- 09/01/2005 -- Finisar Corporation (NASDAQ: FNSR), a technology leader in gigabit fiber optic solutions for high-speed data networks, today reported its financial results for its first fiscal quarter ended July 31, 2005.

FINANCIAL HIGHLIGHTS -- FIRST FISCAL QUARTER ENDED JULY 31, 2005

GAAP

--  Revenues of $81.7 million were up 32% from prior year, 9% sequentially and exceeded upper end of guidance for the quarter of $75-$80 million.
--  Net loss of $.07 per share compares to a net loss of $.15 per share in the fourth quarter and a net loss of $.10 per share in the first quarter of the prior year.
--  Gross margins of 21.1% were up from 15.8% in the fourth quarter and
    19.7% in the first quarter of the prior year.
--  Cash and short-term investments of $101.8 million at July 31, 2005 are down only slightly from $102.4 million at the end of last quarter.
Non-GAAP Financial Measures
--  Net loss of $.03 per share compares to a net loss of $.05 per share in the fourth quarter and a net loss of $.06 per share in the first quarter of the prior year.
--  Gross margins of 27.6% are up from 25.5% in the fourth quarter and
    26.1% in the first quarter of the prior year, despite an unfavorable product mix.
OPERATING RESULTS

Total revenues in the first quarter of fiscal 2006 were $81.7 million, up 9% on a sequential basis from $74.9 million in the fourth quarter and 32% from $61.9 million in the first quarter of the prior year. For the fourth consecutive quarter, the Company's revenues set a new all time record. Total revenues from the sale of optical subsystems were $72.4 million in the first quarter, up 12% on a sequential basis from $64.5 million in the fourth quarter and 35% from $53.8 million in the first quarter of the prior year. Sales of network test and monitoring systems were $9.4 million in the first quarter, down 10% on a sequential basis from $10.4 million in the fourth quarter but up 15% from $8.1 million in the first quarter of the prior year.

The Company reported a net loss of $19.1 million, or $0.07 per share, for the first quarter of fiscal 2006, compared to a net loss of $37.8 million, or $0.15 per share, in the fourth quarter and a net loss of $22.1 million, or $0.10 per share, in the first quarter of fiscal 2005. The Company's gross profit for the first quarter was $15.3 million, or 21.1% of total revenues, compared to 15.8% in the fourth quarter and 19.7% in the first quarter of 2005.

The Company's operating results include a number of non-cash and cash charges, principally related to acquisitions, restructuring activities and financing transactions. For the first quarter of fiscal 2006, these items totaled $10.6 million and included, among other items, amortization of acquired developed technology of $5.7 million associated with a number of previous acquisitions, the payment of $1.3 million primarily representing incentive payments to employees of Infineon Technologies A.G. and I-TECH Corporation associated with the transfer of know-how and manufacturing processes related to various recently acquired product lines, and $1.1 million related to the amortization of discount on convertible notes issued in 2001 and 2003. Also included in the current quarter is a non-cash tax provision of $.6 million resulting from timing differences associated with the amortization of goodwill for tax reporting purposes which is not amortized for financial reporting purposes.

The Company excludes these and certain other items for the purpose of tracking its performance on a non-GAAP basis. Non-GAAP gross profit and non-GAAP net income (loss), as reported by the Company, give an indication of the Company's baseline performance before gains, losses or other charges that are considered by management to be outside of our core operating results. The Company's non-GAAP net loss for the first quarter of fiscal 2006 was $8.5 million, or $.03 per share, compared to $12.5 million, or $.05 per share, in the fourth quarter and $14.3 million, or $.06 per share, in the first quarter of the prior year. On a non-GAAP basis, gross profit was $22.6 million, or 27.6% of total revenues, compared to 25.5% in the fourth quarter and 26.1% in the first quarter of the prior year.

"Our progress at the top line this quarter was boosted by having a full quarter of results from the acquisition of the transceiver and transponder product lines of Infineon Technologies A.G.," said Jerry Rawls, Finisar's President and CEO. "Those products accounted for about 40% of our sequential growth in optics revenues. The overall growth in optics revenues more than offset some weakness in our test and monitoring business, which we restructured during the quarter to enhance profitability. We believe that our continuing execution at the top line combined with a number of cost reduction initiatives that are taking place over the next two quarters should put us in a position to achieve our goal of returning to profitability in the near future and becoming profitable on a non-GAAP basis in the third quarter of the current fiscal year. In addition, we were EBITDA positive on a non-GAAP basis in the first quarter and our cash balances remained above $100 million."

CONFERENCE CALL

Finisar plans to review its first quarter results and discuss its current business outlook during a conference call for investors at 5:30 p.m. EDT (2:30 p.m. PDT) today, September 1, 2005. The call will be broadcast live over the Internet on the Investor Relations section of Finisar's web site, located at www.Finisar.com. To listen to the Webcast, interested investors are encouraged to log onto the broadcast at least 15 minutes prior to the call. Participating in the call will be Jerry Rawls, Finisar's President and CEO, and Steve Workman, Finisar's CFO.

SAFE HARBOR UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACTS OF 1995

The statements contained in this press release that are not purely historical are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding Finisar's expectations, beliefs, intentions, or strategies regarding the future. All forward-looking statements included in this press release are based upon information available to Finisar as of the date hereof, and Finisar assumes no obligation to update any such forward-looking statements. Forward-looking statements involve risks and uncertainties, which could cause actual results to differ materially from those projected. These risks include those associated with the rapidly evolving markets for Finisar's products and uncertainty regarding the development of these markets; Finisar's historical dependence on sales to a limited number of customers and fluctuations in the mix of customers in any period; ongoing new product development and introduction of new and enhanced products; the challenges of rapid growth followed by periods of contraction; intensive competition; and potential problems related to the assimilation and integration of the operations, technologies and products of several recently acquired companies and product lines, including the assets related to the transceiver product lines of the Fiber Optics Business Unit of Infineon A.G. acquired in January 2005, and the acquisitions of I-TECH Corporation in April 2005 and InterSAN Corporation in May 2005. Further information regarding these and other risks relating to Finisar's business is set forth in Finisar's Annual Report on Form 10-K and other interim reports as filed with the Securities and Exchange Commission.

ABOUT FINISAR

Finisar Corporation (NASDAQ: FNSR) is a technology leader for fiber optic components and subsystems and network test and monitoring systems. These products enable high-speed data communications for networking and storage applications over Gigabit Ethernet Local Area Networks (LANs), Fibre Channel Storage Area Networks (SANs), and Metropolitan Area Networks (MANs) using Fibre Channel, IP, SAS, SATA and SONET/SDH protocols. The Company's headquarters is in Sunnyvale, California, USA. www.finisar.com.

FINANCIAL STATEMENTS

The following financial tables are presented in accordance with GAAP.

                            Finisar Corporation
                   Consolidated Statement of Operations

                                               Three Months Ended
                                                    July 31,
                                                    --------
                                            2005              2004
                                         ----------        ----------
                                            (Unaudited, in thousands,
                                             except per share data)

Revenues
    Optical subsystems and components    $   72,370        $   53,750
    Network test and monitoring systems       9,362             8,127
                                         ----------        ----------
        Total revenues                       81,732            61,877
Cost of revenues                             60,791            45,704
Amortization of acquired developed
 technology                                   5,654             5,566
                                         ----------        ----------
Gross profit                                 15,287            10,607
Gross margin                                   18.7%             17.1%
Operating expenses:
    Research and development                 13,021            16,075
    Sales and marketing                       8,371             7,151
    General and administrative                8,009             4,682
    Amortization of deferred stock
     compensation                                 -                97
    Amortization of purchased
     intangibles                                476               143
    Restructuring costs                           -                 -
    Acquired in-process research and
     development                                  -                 -
                                         ----------        ----------
        Total operating expenses             29,877            28,148
Loss from operations                        (14,590)          (17,541)
Interest income                                 783               592
Interest expense                             (4,087)           (3,363)
Other income (expense), net                    (600)           (1,788)
                                         ----------        ----------
Loss before income taxes                    (18,494)          (22,100)
Provision for income taxes                      594                19
                                         ----------        ----------
Net loss                                 $  (19,088)       $  (22,119)
                                         ==========        ==========

Net loss per share - basic and diluted   $    (0.07)       $    (0.10)
                                         ==========        ==========

Shares used in computing net loss
 per share - basic and diluted              272,228           222,929

                            Finisar Corporation
                        Consolidated Balance Sheet

                                        July 31, 2005     April 30, 2005
                                        -------------     --------------
                                          (Unaudited, in thousands)

                         ASSETS
Current assets:
    Cash and cash equivalents            $   29,180        $   29,431
    Short-term investments                   72,604            72,931
    Restricted investments, short-term        3,732             3,717
    Accounts receivable, net                 43,350            42,443
    Accounts receivable, other                4,723            11,371
    Inventories                              37,486            36,330
    Prepaid expenses                          3,486             3,470
                                         ----------        ----------
        Total current assets                194,561           199,693
Property, plant and improvements, net        84,798            87,264
Restricted investments, long-term             5,425             5,393
Purchased technology, net                    27,821            33,046
Other purchased intangible assets, net        5,476             4,424
Goodwill, net                               132,217           119,690
Minority investments                         16,689            21,366
Other assets                                 17,127            18,109
                                         ----------        ----------
        Total assets                     $  484,114        $  488,985
                                         ==========        ==========

         LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
    Accounts payable                     $   32,827        $   30,430
    Accrued compensation                      6,667             4,500
    Other accrued liabilities                15,422            14,073
    Deferred revenue                          6,560             5,916
    Current portion of other long-term
     liabilities                              2,599             2,242
    Convertible notes                         1,000            15,811
    Non-cancelable purchase obligations       2,009             6,449
                                         ----------        ----------
        Total current liabilities            67,084            79,421
Long-term liabilities:
    Convertible notes                       247,043           250,019
    Other long-term liabilities              13,571            13,623
    Deferred income taxes                     2,218             1,632
                                         ----------        ----------
        Total long-term                     262,832           265,274
Stockholders' equity:
    Common stock                                285               259
    Additional paid-in capital            1,344,031         1,314,960
    Accumulated other comprehensive
     income                                     280               381
    Accumulated deficit                  (1,190,398)       (1,171,310)
                                         ----------        ----------
        Total stockholders' equity          154,198           144,290
                                         ----------        ----------
Total liabilities and stockholders'
 equity                                  $  484,114        $  488,985
                                         ==========        ==========

NON-GAAP FINANCIAL MEASURES

The Company provides supplemental information regarding the Company's operational performance on a non-GAAP basis, which excludes various non-cash and cash charges, principally related to acquisitions, restructuring activities and financing transactions. Non-GAAP gross profit and non-GAAP net income (loss), as reported by the Company, give an indication of the Company's baseline performance before gains, losses or other charges that are considered by management to be outside of our core operating results. While non-GAAP financial measures are not in accordance with, or an alternative for, U.S. generally accepted accounting principles, the Company's management uses this information for the purpose of evaluating the Company's historical and prospective financial performance in the ordinary course of business. The Company believes that providing this information to its investors, in addition to the GAAP presentation, allows investors to better evaluate the Company's progress over time and its financial results in comparison to other companies with whom it competes.

A reconciliation of each of these non-GAAP financial measures to GAAP information is set forth below (in millions, except per share amounts):

                            Finisar Corporation
      Reconciliation of Results of Operations under GAAP and non-GAAP

                                               Three Months Ended
                                                     July 31,
                                                     --------
                                             2005             2004
                                         ----------        ----------
                                           (Unaudited, in thousands,
                                             except per share data)
Reconciliation of GAAP Gross Profit to
 non-GAAP Gross Profit:
Gross profit per GAAP                        15,287            10,607
Gross margin, GAAP                             18.7%             17.1%
Adjustments:
Cost of revenues
    Change in excess and obsolete
     inventory reserve                         (473)                -
    Purchase accounting adjustment for
     sale of acquired I-tech inventory          231                 -
    Reduction in force and employee
     retention and incentive costs related
     to acquisitions                          1,310                 -
    Duplicate facility costs during
     facility move                              566                 -
    Amortization of acquired technology       5,654             5,566
                                         ----------        ----------
        Total cost of revenue
         adjustments                          7,288             5,566
Gross profit, non-GAAP                       22,575            16,173
Gross margin, non-GAAP                         27.6%             26.1%

Reconciliation of GAAP net loss to
 non-GAAP net loss:
Net loss per GAAP                           (19,088)          (22,119)
Total cost of revenue adjustments             7,288             5,566
Research and development
    Reduction in force costs                    252              (319)
Sales and marketing
    Reduction in force costs                    209                 -
General and administrative
    Reduction in force costs                    117               (95)
Amortization of deferred compensation             -                97
Amortization of purchased intangibles           476               143
    Amortization of discount on
     convertible debt                         1,081             1,060
Other expense, net
    Loss on sale of assets                       28             1,019
    Loss on minority investments                522               361
Provision for income tax
    Timing difference related to asset
     purchases                                  584                 -
                                         ----------        ----------
Total adjustments                            10,557             7,832
                                         ----------        ----------
Net loss, non-GAAP                       $   (8,531)       $  (14,287)
                                         ==========        ==========

Net loss, non-GAAP loss per share -
 basic and diluted                            (0.03)            (0.06)

Shares used in computing proforma
 net loss per share - basic and diluted     272,228           222,929

Contact:
Steve Workman
VP Finance, Chief Financial Officer
408-548-1000

Ed Lamb
Investor Relations
408-542-5050
investor.relations@Finisar.com